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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report -- January 20, 1994

                 THE BLACK & DECKER CORPORATION
     (Exact name of registrant as specified in its charter)




    Maryland                 1-1553                52-0248090
(State or other           (Commission          (IRS Employer
jurisdiction of           File Number)         Identification No.)
incorporation)



701 East Joppa Road        Towson, Maryland              21286
(Address of principal executive offices)               (Zip Code)



                          (410) 716-3900
      (Registrant's telephone number, including area code)



                          Not Applicable
     (Former name or address, if changed since last report)





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Item 5.  OTHER EVENTS

     This Current Report on Form 8-K is being filed in connection with the offer and sale by The Black & Decker Corporation, a Maryland corporation (the "Corporation), of $250,000,000 aggregate principal amount of 7% Notes due February 1, 2006 under the Corporation's existing shelf Registration Statement (Reg. No. 33-49361) covering up to $1,000,000,000 in Debt Securities.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                   Description of Exhibit

   1(a) Underwriting Agreement--Basic Provisions dated as of March 24, 1993, incorporated by reference from the Corporation's Current Report on Form 8-K dated March 26, 1993.

   1(b)             Pricing Agreement dated January 18, 1994.

   4(a)             Indenture dated as of March 24, 1993,
                    incorporated by reference from the
                    Corporation's Current Report on Form 8-K dated March 26, 1993.

   4(b)             Form of 7% Note due February 1, 2006.

   5                Opinion of Miles & Stockbridge, a Professional
                    Corporation.
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                 THE BLACK & DECKER CORPORATION




                        S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE BLACK & DECKER CORPORATION



                              By /s/ CHARLES E. FENTON
                                 Charles E. Fenton
                                 Vice President and General
                                   Counsel




Date:  January 20, 1994